FIRST AMENDMENT TO LOAN DOCUMENTS

         THIS FIRST AMENDMENT TO LOAN AGREEMENT; SECURITY AGREEMENT; and PLEDGE AGREEMENT (this "Amendment") is made as of December 29, 1998 among PNC Bank National Association ("Lender") having offices at One Garret Mountain Plaza, West Paterson, New Jersey 07424, Inmark Enterprises, Inc., a Delaware corporation ("Enterprises"), U.S. Concepts, Inc., a Delaware corporation, ("USC"), Inmark Services, Inc. a Delaware corporation ("Services"), and Optimum Group, Inc., an Ohio corporation (formerly, OG Acquisition Corp.) ("New OGI" and together with Services and USC, the "Borrower"). Enterprises, USC, Services, and New OGI are collectively referred to herein as the "Inmark Group".

                             PRELIMINARY STATEMENT:

         A. Lender, Enterprises, Services and New OGI entered into a Loan Agreement dated as of March 31, 1998 (as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Agreement"), pursuant to which, among other things, Lender agreed to make (i) Revolving Loans to Services and New OGI in the aggregate principal amount at any one time outstanding not to exceed $5,000,000 and (ii) a term loan to Services and New OGI in the principal amount of $5,000,000, all upon the terms and subject to the conditions set forth therein.

         B. Enterprises, Services and New OGI entered into a Security Agreement in favor of Lender dated as of March 31, 1998 (as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Security Agreement").

         C. Enterprises, Services and New OGI entered into a Pledge Agreement in favor of Lender dated as of March 31, 1998 (as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Pledge Agreement").

         D. Enterprises entered into a Guaranty in favor of Lender dated as of March 31, 1998 (as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Guaranty").

         E. Enterprises, Services and New OGI have each requested that Lender consent to the transaction (the "Proposed Transaction") contemplated by the Asset Purchase Agreement among U.S. Concepts, Inc., a New York corporation, Brian Murphy, an individual, ("Murphy"), USC and Enterprises (the "USC Acquisition Agreement"), including, the purchase and acquisition of the Purchased Assets and the assumption of the Assumed Liabilities (as such terms are defined in the USC Acquisition Agreement), and waive any breach by the Inmark Group of Section 5.1 of the Agreement by reason of the Proposed Transaction (the "Waiver").

         F. Lender has agreed to the Waiver upon the condition, among others, that each member of the Inmark Group executes and delivers this Amendment.

                                   AGREEMENT:

1. Definitions. Capitalized terms used in this Amendment shall have the same meanings given them in the Agreement, unless otherwise defined herein.

2. Addition of USC as Borrower and Grantor. USC hereby becomes and now is for all purposes a "Borrower" or "Grantor," as the case may be, under (and a party
to) the Agreement, the Security Agreement, the Pledge Agreement and all other Loan Documents (with all the obligations of a Borrower and Grantor in and under the Loan Documents), as fully as if USC executed and delivered the Agreement and the other Loan Documents as a Borrower on March 31, 1998 and the term "Borrower" and "Grantor" in the Agreement and the other Loan Documents shall now include USC as well as Services and New OGI. Without limiting the generality of the preceding sentences, (a) USC understands and agrees that all of the representations and warranties in the Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents will be deemed repeated for USC at the date hereof and at the time that each Revolving Loan is made; and (b) USC is bound by (including without limitation that it fully adopts and agrees to perform) all of the covenants, other agreements and other provisions binding on the Borrower contained in the Loan Documents, including, without limitation, to repay money borrowed by the Borrower.

3. Grant of Collateral under Security Agreement. As security for the full and punctual payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations, whether pursuant to any Loan Document or otherwise, USC hereby pledges, transfers and assigns to Lender (and its successors and assigns), and grants to Lender (and its successors and assigns) security interests in (a) all of the Collateral now or hereafter owned by USC (or to which it has any right, title or interest), wherever located and whether now existing or hereafter created, and (b) all accessions and additions thereto, replacements and substitutions therefor, and proceeds and products thereof. (The security interests granted hereby, and all remedies and other rights stated or referred to in the Security Agreement or any other Loan Document, shall continue in full force and effect until the later of (i) the termination of the Revolving Line of Credit, or (ii) the full, final and indefeasible payment and performance of the Obligations.

4. Grant of Security Collateral under Pledge Agreement. As security for the full and punctual payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all of the Obligations, whether pursuant to any Loan Document or otherwise, USC hereby pledges, transfers and assigns to Lender (and its successors and assigns), and grants to Lender (and its successors and assigns) security interests in all of its Security Collateral. The security interests granted hereby, and all remedies and other rights stated or referred to in the Pledge Agreement or any other Loan Document, shall continue in full force and effect until the later of (i) the termination of the Revolving Line of Credit, or (ii) the full, final and indefeasible payment and performance of the Obligations.

5. Revised Schedules. To take into account the addition of USC as a Borrower and Grantor, the purchase of the Purchased Assets, the assumption of the Assumed Liabilities and the other s transactions contemplated by the USC Acquisition Agreement, the parties hereby amend the Agreement, the Security Agreement and Pledge Agreement by replacing each of the Schedules thereto with the revised Schedules set forth in Appendix A-1, Appendix A-2 and Appendix A-3 to this Amendment (collectively, the "Revised Schedules").

6. Consent of Other Member of Inmark Group. Each of Enterprises, Services and New OGI hereby consents to the addition of USC as a Borrower under the Agreement and the other Loan Document and acknowledges and agrees that such addition shall not impair, reduce or otherwise affect the obligations of any of them under the Agreement or any other Loan Document.

7.       Waivers and Consents.

         a. The Lender hereby grants a waiver of the Inmark Group's non-compliance with Section 5.1 of the Agreement and of the Event of Default that would otherwise result from a violation of that Section, solely by reason of the Proposed Transaction. Subject to the accuracy, non-violation and satisfaction of each of the representations, warranties, covenants, and conditions set forth herein, Lender hereby consents to the Proposed Transaction. Each member of the Inmark Group agrees that it will hereafter comply fully with this and all other provisions of the Agreement and all other Loan Documents which remain in full force and effect.

         b. The Lender hereby consents to the change of the location of the chief executive office/chief place of business of Enterprises and Services from One Plaza Road, Greenvale, New York to 415 Northern Boulevard, Great Neck, New York and waives any prior breaches of section 4.2 of the Security Agreement directly related to such change without 30 calendar days prior written notice to Lender; provided, that, without limiting the generality of the Security Agreement, at the sole expense of the Inmark Group, the Inmark Group agrees to execute and deliver to Lender amendments to financing statements and other similar public filings to reflect such change of location.

         c. The Lender hereby consents to the guarantee by Enterprises of the obligations of USC under that certain Agreement of Sublease dated November 8, 1995 between Ketchum Communications, Inc. and UCS (as assignee of U.S. Concepts, Inc., a New York corporation).

         d. Except as expressly described above, the foregoing waivers and consents shall not constitute (i) a modification or an alteration of the terms, conditions or covenants of the Agreement or any other Loan Document or (ii) a waiver, release or limitation upon the Lender's exercise of any of its rights and remedies thereunder, which are hereby expressly reserved. This waiver shall not relieve or release any member of the Inmark Group or any guarantor in any way from any of its respective duties, obligations, covenants or agreements under the Agreement or the other Loan Documents or from the consequence of any Event of Default thereunder, except as expressly described above. These waivers and consents shall not obligate the Lender, or be construed to require the Lender, to waive any other Events of Default or defaults, whether now existing or which may occur after the date of this Amendment.

8. Certain Representations and Warranties. In order to induce the Lender to enter into this Amendment, each member of the Inmark Group hereby represents and warrants to the Lender that after giving effect to the transactions contemplated by the Proposed Transaction:

         a. no Event of Default, or any event which, with the giving of notice, the lapse of time, or both, or the occurrence of any other condition, would constitute an Event of Default, has occurred and is continuing;

         b. the Agreement, the Security Agreement, the Pledge Agreement and each of the other Loan Documents (as amended by this Amendment), after giving effect to this Amendment, continue to be in full force and effect and to constitute the legal, valid and binding obligations of each member of the Inmark Group that is a party thereto, enforceable against each member of the Inmark Group in accordance with their respective terms; and

         c. the representations and warranties made by each member of the Inmark Group in or pursuant to the Agreement, the Security Agreement, the Pledge Agreement or any other Loan Document (in each case as amended by this Amendment), or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, are each true and correct in on and as of the date hereof, as though made on and as of such date.

         d. Appendix B to this Amendment contains a true, complete and correct copy of the unaudited pro forma balance sheets of the Inmark Group as at September 30, 1998; (b) such pro forma balance sheets fairly presents on a pro forma basis the financial condition of the Inmark Group as of that date after giving effect to the Proposed Transaction; and (c) such pro forma balance sheets were prepared in accordance with GAAP.

9.       Certain Acknowledgments.

         The parties acknowledge and agree that the term "Loan Documents" includes any Documents relating to any derivative, swap or other similar transactions entered into by any member of the Inmark Group in relation to or in connection with the other Loan Documents, and correspondingly, the term
"Obligations" as used in the Loan Documents, includes all the liabilities and obligations under such Documents relating to such derivative, swap or other similar transactions.

10. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the satisfaction of the following conditions:

         a. Notes. In exchange for the Revolving Note and the Term Note, Lender shall have received an Amended and Restated Revolving Note and an Amended and Restated Term Note, each payable to the order of Lender, conforming to the requirements hereof and executed by (a) duly authorized officer(s) of Borrower (including USC).

         b. Certain Other Loan Documents. Lender shall have received each of the following, duly executed and delivered by the parties thereto (other than Lender) and each of which shall be in full force and effect:

                  i. the letter notifying the account debtors of each member of the Inmark Group of the assignment of the Accounts to Lender, substantially in the form of Exhibit K to the Agreement (with the addition of USC as a signatory) that may be delivered by Lender after an Event of Default.

         c. Legal Opinion of Counsel to the Inmark Group - Loan Agreement. Lender shall have received a favorable opinion, dated the Closing Date, of Kronish, Lieb, Weiner & Hellman LLP, counsel to the Inmark Group, substantially in the form of Appendix C to this Amendment.

         d. Legal Opinion of Counsel to the Inmark Group - Acquisition Agreement. Lender shall have received a favorable opinion, dated the Closing Date, of Kronish, Lieb, Weiner & Hellman LLP, counsel to the Inmark Group, substantially in the form of Exhibit F to the USC Acquisition Agreement.

         e. Legal Opinion of Seller Counsel - Acquisition Agreement. Lender shall have received a favorable opinion, dated the date of this Agreement, of Corbin Silverman & Sanseverino LLP, counsel to Seller under the USC Acquisition Agreement, substantially in the form of Exhibit D to the USC Acquisition Agreement or a letter from such counsel stating that Lender may rely on such opinion in form reasonably satisfactory to Lender.

         f. Acquisition Agreement Closing; etc. (i) The Proposed Transaction shall have been consummated without any amendment, modification or waiver of any of the provisions of the USC Acquisition Agreement (other than those made to comply with the Loan Documents), (ii) the Inmark Group shall have delivered to Lender a true, complete and correct copy of the USC Acquisition Agreement and each of the Documents executed and delivered by the parties thereto in connection therewith, (iii) each of the parties to the USC Acquisition Agreement shall have executed and delivered to Lender a consent to the collateral assignment of the USC Acquisition Agreement for the benefit of Lender substantially in the form of Exhibit N to the Agreement (but taking into account the conforming changes arising from this Amendment), and (iv) the Inmark Group shall have delivered to Lender evidence that the indebtedness to Chase Manhattan Bank referenced in section 2.3 of the USC Acquisition Agreement has been paid-off and terminated and the security interests granted to the lender parties to the Seller's Loans have been terminated and released.

         g. Fees and Expenses. The Inmark Group shall have paid all expenses of Lender, including, without limitation, reasonable counsel fees, in connection with the preparation, execution and delivery of this Amendment and all other documents and instruments to be executed and delivered pursuant hereto or in connection herewith, and the transactions contemplated hereby.

         h. Certificate of Secretary of Assistant Secretary. Lender shall have received a certificate from the Secretary or an Assistant Secretary of each member of the Inmark Group, dated the Closing Date, certifying (as applicable) that or as to (i) attached to each such certificate is a (A) true, complete and correct copy of (I) the resolutions of the Board of Directors of such member of the Inmark Group authorizing among other things (x) the execution, delivery and performance of this Amendment (y) in the case of USC, the granting by it of the Liens provided for in the Loan Documents, and (z) in the case of Parent and USC authorizing the Acquisition Agreement and the transactions contemplated thereby and (B) the By-Laws of USC and (ii) such resolutions and By-Laws have not been amended, modified, revoked or rescinded since the dates on which they were adopted and (iii) the incumbency and signature of each officer signing this Amendment and any other certificate or other document to be delivered pursuant hereto (and another officer of such member of the Inmark Group shall certify as to the incumbency of such Secretary or Assistant Secretary).

         i. Organizational Documents; Good Standing Certificates. Lender shall have received from USC (i) a certificate of the Secretary of State of the jurisdiction of its incorporation, with an attached copy of the Certificate of Incorporation (or Articles of Incorporation) of USC and (ii) good standing certificates (or comparable certificates) from each Secretary of State (or a similar official) of each jurisdiction where it is qualified to do business.

         j. Consents, Licenses, Approvals, etc. Lender shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by each member of the Inmark Group, and the validity and enforceability against each member of the Inmark Group of this Amendment, and such consents, licenses and approvals shall be in full force and effect.

         k. Financial Information; Solvency. Lender shall have received (i) a copy of each of the financial statements referred to in section 8.d of this Amendment, and (ii) a certification by the Chief Financial Officer of Parent substantially in the form of Exhibit O to the Agreement (but taking into account the Proposed Transactions) regarding such financial statements and the Solvency of the Inmark Group

         l. Recordings and Filings; Other Actions. Any documents (including, without limitation, financing statements and an assignment of registered intellectual property) required to be filed, registered or recorded (and that have not already been so filed, registered or recorded) in order to create, in favor of Lender a perfected Lien against the Collateral thereunder with respect to which a Lien may be perfected by a filing under the Uniform Commercial Code or any other applicable law shall have been delivered to Lender duly executed by the appropriate member of the Inmark Group and shall be in proper form to be filed, registered or recorded in each office in each jurisdiction required in order to create in favor of Lender a perfected Lien on the respective Collateral described therein having the priority purported to be granted thereby. Lender shall have also received evidence that all necessary filing fees and all taxes or other expenses related to such filings, registrations or recordings will be paid in full. Lender shall have received evidence that all other actions necessary or, in the opinion of Lender, desirable to perfect the Liens created by the Loan Documents have been taken.

         m. Searches. Lender shall have received the results of recent searches, in form and substance satisfactory to Lender and by a Person satisfactory to Lender, of (i) Uniform Commercial Code filings which may have been filed with respect to personal property of Seller and USC (including under any tradenames used by it) in each jurisdiction in which it has or, within the last six months, had personal property, (ii) upper and lower court judgment filings which may have been filed against Seller or USC in each jurisdiction referred to in clause
(i) above, and (iii) tax lien filings which may have been filed against Seller or USC in each jurisdiction referred to in clause (i) above.

         n.  Evidence  of  Insurance.   Lender  shall  have  received   evidence
satisfactory to it that USC has obtained policies of insurance required pursuant to section 4.7.

         o. No Legal Restraints. There shall be no (i) litigation, investigation or other proceeding of or before any Governmental Authority pending or, to the best of knowledge of each member of the Inmark Group, threatened against any member of the Inmark Group or any of its properties or revenues that could have a Material Adverse Effect or (ii) injunction, writ, restraining order or any order of any nature issued by any Governmental Authority directing that the transactions provided for in this Amendment not be consummated as therein provided.

         p. Additional Matters. Lender shall have received such other certificates, opinions, documents and instruments relating to the transactions contemplated by this Amendment as it may have reasonably requested, and all corporate and other proceedings and all other documents (including, all documents referred to herein and not appearing as exhibits hereto) and legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to Lender and its counsel.

11. North American Holding Corp. The Inmark Group acknowledges, represents, warrants and covenants with respect to its affiliate North American Holding Corp. ("NAHC"): (i) 100 percent of the issued and outstanding equity interests of NAHC is owned by a member of the Inmark Group; (ii) NAHC has no right, title or interest of any kind in or to any asset or property of any kind (tangible, intangible or otherwise); (iii) no member of the Inmark Group has at any time or will at any time permit the conduct of any business of any kind (including, without limitation, the purchase or acquisition (by transfer, conveyance or otherwise) of any asset or property of any kind or the assumption of any liability or obligation of any kind); and (iv) as soon as practicable, Inmark Group will cause the dissolution of NAHC.

12. Counterparts. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement.

13. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

14. Effect of Amendment. From and after the effectiveness hereof, all references to the Agreement, the Security Agreement and the Pledge Agreement in the other Loan Documents shall mean the Agreement, the Security Agreement and the Pledge Agreement, respectively, as amended and modified by this Amendment.

15. Ratification. Except as amended and otherwise modified by this Amendment, the Agreement, the Security Agreement, the Pledge Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.


                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                   PNC BANK NATIONAL ASSOCIATION



                   By:               /s/ Charles W. Jones
                                     ---------------------
                   Name/Title:       Charles W. Jones


                   INMARK ENTERPRISES, INC.



                   By:               /s/ Donald A. Bernard
                                     ---------------------
                   Name/Title:       Donald A. Bernard
                                     Executive Vice President,
                                     Chief Financial Officer and
                                     Secretary


                   U.S. CONCEPTS, INC.
                   (a Delaware corporation)



                   By:               /s/ Donald A. Bernard
                                     ---------------------
                   Name/Title:       Donald A. Bernard
                                     Executive Vice President,
                                     Chief Financial Officer and
                                     Secretary


                   INMARK SERVICES, INC.



                   By:               /s/ Donald A. Bernard
                                     ---------------------
                   Name/Title:       Donald A. Bernard
                                     Executive Vice President,
                                     Chief Financial Officer and
                                     Secretary

                   OPTIMUM GROUP, INC.



                   By:               Donald A. Bernard
                                     ---------------------
                   Name/Title:       Donald A. Bernard
                                     Executive Vice President,
                                     Chief Financial Officer and
                                     Secretary